EXHIBIT 99.1

Office of the United States Trustee

In re:
   The Kushner-Locke Company
Chapter 11
Case No. LA 01-44828-SB (Administratively Consolidated with
Case Nos. LA 01-44829-SB through LA 01-44831-SB; LA 01-
44833-SB through LA 01-44836-SB; and LA 01-44841-SB)
DEBTOR IN POSSESSION INTERIM STATEMENT

Statement Number:	43

For the Period FROM:	5/1/2005

TO:	5/31/2005

CASH ACTIVITY ANALYSIS (Cash Basis Only)

	Collateral	Concentration
	Account	Account
Balance before Statement #1	268,333.21	65,956.21
A. Total Receipts per all Prior Interim Statements	7,299,247.59	5,655,916.40
B. Less: Total Disbursements per all Prior Statements	5,861,903.55	5,553,809.09
C. Beginning Balance	1,705,677.25	168,063.52
D. Receipts during Current Period

	Description
	5/16/2005	Lifetime	85,000.00
	5/16/2005	Vision Films	42,022.16
	5/24/2005	Lifetime	175,000.00
	5/24/2005	A & E	147.23
	5/25/2005	Wire Transfer		40,000.00
	5/31/2005	interest	4,724.11

	TOTAL RECEIPTS THIS PERIOD		306,893.50	40,000.00	—	—
E.	Balance Available (C plus D)		2,012,570.75	208,063.52	$—	$—

DEBTOR IN POSSESSION INTERIM STATEMENT NO: 43	Page 2 of 3
F. Less: Disbursements during Current Period:

Date	Check No.	Payee/Purpose

5/4/2005	38229	Federal Express		34.18
5/4/2005	38230	Alice P. Neuhauser		563.55
5/4/2005	38231	Bonded Services, Inc		6,505.17
5/4/2005	38232	Qwest Communications		43.33
5/4/2005	38233	USI of Southern California		5,000.00
5/4/2005	38234	Digital Post Services		50.00
5/4/2005	38236	Brandon & Morner-Ritt		73,018.64
5/5/2005		ADP Taxes		8,530.91
5/6/2005		ADP Fees		194.48
5/6/2005	8186	Payroll		1,213.46
5/6/2005	8187	Payroll		11,035.54
5/6/2005	8188	Payroll		1,419.17
5/6/2005	8189	Payroll		2,510.53
5/13/2005		ADP Fees		20.00
5/23/2005	38234	Void Check 38234 and Reissue 38243		(50.00)
5/24/2005	38237	Point 360		29.60
5/24/2005		ADP Taxes		3,942.03
5/24/2005	8190	Payroll		2,478.13
5/24/2005	8191	Payroll		5,156.63
5/24/2005	8192	Payroll		1,419.17
5/24/2005	8193	Payroll		2,510.53
5/25/2005	8194	Payroll		1,213.47
5/25/2005		ADP Taxes		566.90
5/25/2005	38238	Kushner-Locke - City National Start-Up		1,000.00
5/25/2005		Wire Transfer	40,000.00
5/27/2005		ADP Fees		17.49
5/27/2005	38239	New Beginnings Enterprises		3,972.10
5/27/2005	38240	Bonded Services, Inc		7,003.16
5/27/2005	38241	SBC		83.40
5/27/2005	38242	Health Net		3,239.13
5/27/2005	38243	Digital Post Services		25.33
5/27/2005	38244	Bowne of Los Angeles, Inc		522.00
5/27/2005	38245	Arrowhead		9.61
5/27/2005	38246	Blue Shield of California		373.00
5/27/2005	38247	Recall		1,388.20
5/27/2005	38248	Accurate Express		23.70
5/27/2005	38249	Federal Express		89.85
5/27/2005	38250	Digital Post Services		1,621.15
5/27/2005	38251	Digital Post Services		743.24
5/31/2005	38252	Digital Post Services		25.33
5/31/2005	38253	Qwest Communications		76.66
TOTAL DISBURSEMENTS THIS PERIOD:			40,000.00	147,618.77	—	—
G. Ending Balance (E less F)			1,972,570.75	60,444.75	$—	$—

DEBTOR IN POSSESSION INTERIM STATEMENT NO: 43	Page 3 of 3

H.	(1) Collateral Account:
	a) Depository Name and Location:	Chase Bank 1 Chase Manhattan Plaza, New York, NY 10081
	b) Account Number:	323221556
	(2) Concentration Account:
	a) Depository Name and Location:	Comerica Bank 10900 Wilshire Blvd, Los Angeles, CA 90024
	b) Account Number:	1891935460
I: Other monies on hand:

The Kushner Locke Company PWI account	1891215236	731.10
Bank of Scotland — Pinocchio	936582	875,793.74	Pound Sterling	Time Deposit
Bank of Scotland — Basil	936582	215,495.74	Pound Sterling	Time Deposit (KL’ s interest is 50%)
Allied Pinocchio	10747301	—	Pound Sterling
Edge Entertainment	1891152710	172.89
European Films LTD	1890563818	7,051.58
City National Bank — Collection Account	112391673	750.00
I: Other monies on hand (continued):
Additionally, the Company maintains a minimal amount of Petty Cash (less than $500).

Joint Venture Accounts:
BLT Venture	178-71491-7	16,890.04
BLT Venture	16-524173-1101	330.45
KL MDP Sensation	60-066-930	17,689.61
KL\7 Venture	1890-69-6360	11,957.82
Denial Venture	1890-69-6501	72,644.04
Cracker LLC	1891-04-1665	732.79
Swing	323-518095	6,957.50
I, Alice Neuhauser, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and correct to the best of my knowledge.

/s/ ALICE P. NEUHAUSER
Debtor in Possession